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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC  20549

                                   FORM 8-K


                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported): September 27, 1996




                     CRESCENT REAL ESTATE EQUITIES, INC.
            (Exact name of Registrant as specified in its Charter)



       Maryland                1-13038                    52-1862813
(State of Incorporation)  (Commission File  (IRS Employer Identification Number)
                               Number)

900 Third Avenue, Suite 1800
New York, New York                                          10022
(Address of Principal Executive Offices)                  (Zip Code)


                               (212) 836-4216
            (Registrant's telephone number, including area code)

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Item 7.  Financial Statements and Exhibits.

(c)  Exhibits

         The exhibits listed in the following index relate to the Registration Statement on Form S-3 (No. 33-97794), as amended, of the registrant and are filed herewith for incorporation by reference in such Registration Statement.

         Exhibit No.                                           Description
         -----------                                           -----------
            1.01              Form of Underwriting Agreement

            4.01              Form of Registration Agreement relating to the acquisition of the Greenway
                              Plaza Portfolio

            4.02              Registration Rights Agreement, dated as of June 26, 1996, relating to Canyon
                              Ranch - Tucson

            5.01              Opinion of Shaw, Pittman, Potts & Trowbridge as to the legality of the securities being registered by the registrant

            8.01              Opinion of Shaw, Pittman, Potts & Trowbridge regarding certain material tax issues relating to the registrant

            8.02              Opinion of Locke Purnell Rain Harrell (A Professional Corporation) regarding certain
                              Texas franchise tax matters

            10.01             1996 Crescent Real Estate Equities Limited Partnership Unit Incentive Plan

            10.02             Agreement, dated as of August 15, 1996, relating to the acquisition of the
                              Greenway Plaza Portfolio

            23.01             Consent of Shaw, Pittman, Potts & Trowbridge (Included in its opinions filed as Exhibits 5.01 and 8.01)

            23.02             Consent of Locke Purnell Rain Harrell (A Professional Corporation) (Included in
                              its opinion filed as Exhibit 8.02)


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                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  September 27, 1996     CRESCENT REAL ESTATE EQUITIES, INC.



                               By:  /s/ Dallas E. Lucas
                                    -------------------------
                                    Dallas E. Lucas
                                     Senior Vice President and
                                      Chief Financial Officer





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